PROJECT PROFILE
San Cristina San Francisco, CA

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $49.3 million rehabilitation of San Cristina, an affordable housing development located in San Francisco, California. Originally constructed as a commercial office building in 1913, San Cristina has been a prominent permanent supportive housing community within the Tenderloin neighborhood since its conversion to affordable housing in 1991. The four-story, 58-unit, single room occupancy apartment building will undergo a substantial rehabilitation that prioritizes improvements to the quality of life of the existing tenants, energy efficiency upgrades, and enhancements to the staff’s onsite operating offices. The ground floor will contain a small community conference room, with a computer area, a media center, and a learning kitchen.

HIT ROLE	The HIT has committed $17.5 million in construction debt financing to the transaction. San Cristina is the 3rd project to be a part of the HIT’s Bay Area Initiative.

PARTNERS	Construction Loan Originator and Lender: Merchants Bank of Indiana Sponsor: HomeRise

SOCIAL IMPACT	In addition to creating the union construction jobs and economic benefits shown below, the rehabilitation of this property will provide energy efficiency upgrades that include new roof insulation, a new domestic hot water and plumbing system, added window film on existing windows, and a new HVAC system. With rental rates set at or between 20% and 50% of the area median income and a rental income subsidy provided by a HUD Section 8 HAP contract, the preservation of San Cristina as extremely low-income affordable housing is critical to addressing the homelessness crisis within the City.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $17.5 Million	Total Development Cost $49.3 Million	58 Units (100% affordable)	232,130 Hours of Union ConstructionWork Generated	$15.3 Million Tax revenue generated	$93.3 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2022. Economic impact data is in 2022 dollars and all other figures are nominal.

PROJECT PROFILE | San Cristina – San Francisco, CA

“The AFL-CIO Housing Investment Trust and San Francisco’s building trades are key allies in our mission to house the city’s unsheltered population. We are making meaningful progress by increasing the permanent supportive housing stock through major investments like this one by the HIT.”

—Rick Aubrey, Chief Executive Officer

    HomeRise

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

9/2022

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com